Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Statements (pro forma financial statements) reflecting the sale of assets (the "asset sale") by Mainland to Exco have been derived from the historical financial statements of Mainland Resources.

The Unaudited Pro Forma Statements of Income (pro forma statements of income) for the year ended February 28, 2010 give effect to the asset sale as if it were completed on the effective date of January 1, 2010. The Unaudited Pro Forma Balance Sheet (pro forma balance sheet) as of February 28, 2010 gives effect to the asset sale as if it were completed on the effective date of January 1, 2010.

The historical financial information has been adjusted in the pro forma financial statements to give effect to pro forma events that are: (1) directly attributable to the asset sale; and (2) factually supportable.

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in connection with the pro forma financial statements. Since the pro forma financial statements have been prepared based on preliminary estimates, the final amounts recorded at the date of the closing of the asset sale may differ materially from the information presented. These estimates are subject to change pending further review of the assets sold and any related assets or liabilities assumed by the purchaser.

The pro forma financial statements have been presented for illustrative purposes only and are not necessarily indicative of results of operations and financial position that would have been achieved had the pro forma events taken place on the dates indicated, or the future consolidated results of operations or financial position of the combined company.

The following pro forma financial statements should be read in conjunction with:

  the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements;

  the financial statements of Mainland Resources as of and for the year ended February 28, 2010, included in Mainland Resources' Form 10-K,

  the unaudited interim financial statements of Mainland Resources as of and for the three months ended May 31, 2010, included in Mainland Resources' Form 10-Q,

MAINLAND RESOURCES INC PRO-FORMA BALANCE SHEET AS AT FEBRUARY 28, 2010

REFLECTING DIVESTITURE OF HAYNESVILLE ASSETS IN EAST HOLLY FIELD, LA TO EXCO

CURRENT ASSETS
Cash	$ 10,417,857
Accounts Receivable	-
Prepaid expenses	31,918
Total Current Assets	10,449,311

OIL AND GAS PROPERTIES
Proved, net of accumulated depletion	-
Unproved	3,534,436
Total Oil and Gas Properties	3,534,436

TOTAL ASSETS	13,983,747

CURRENT LIABILITIES
Accounts payable and accrued liabilities	711,044
Income Taxes Payable	2,600,000
TOTAL CURRENT LIABILITIES	3,311,044

STOCKHOLDERS' EQUITY
Common stock, 400,000,000 shares authorized with $0.0001 par value
Issued and outstanding-80,969,502 common shares	8,097
Additional paid-in-capital	18,369,089
Deficit accumulated during exploration stage	(7,704,483)
10,672,703

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	13,983,747

	Year Ended February 28, 2010 (Unaudited)	Year Ended February 28, 2009 (Audited)	Year Ended February 29, 2008 (Audited)
GENERAL AND ADMINISTRATIVE EXPENSES
Consulting Fees	311,334	595,374	-
Management and rent fees-related parties	250,164	126,400	8,627
Mineral Property costs	-	-	10,070
Marketing expenses	560,025	921,107	-
Office and general	123,101	82,798	58,657
Professional fees	490,858	243,710	67,169
Salary Expense	1,148,000	12,002,685	-
	2,883,482	13,972,074	144,523

NET OPERATING LOSS	(2,883,482)	(13,972,074)	(144,523)
OTHER ITEMS
Interest Income	1,070	7,399	-
Loss on abandonment on option deposit	(1,300,000)	33,239	-

NET LOSS FROM CONTINUING OPERATIONS	(4,182,412)	(13,931,436)	(144,523)

DISCONTINUED OPERATIONS
Income/(Loss) from Discontinued Operations
	(34,575)	355,256	-
Gain on disposition of discontinued operations, net of tax expense of $2,600,000	10,244,463	-	-

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS	10,209,888	355,256	-

NET INCOME/(LOSS)	6,027,476	(13,576,180)	(144,523)

Foreign currency translation adjustment	-	422	(617)

COMPREHENSIVE INCOME/(LOSS)	6,024,476	(13,575,758)	(145,140)

BASIC INCOME/(LOSS) PER COMMON SHARE

From Continuing Operations	$(0.05)	$(0.18)	$(0.01)

From Discontinued Operations	$0.13	$-	$-

	$0.07	$(0.18)	$(0.01)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	80,569,066	77,055,822	26,106,803

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Note 1.        Basis of Pro Forma Presentation

The pro forma Statements of Income for the year ended February 28, 2010, give effect to the asset sale as if it were completed on the effective date of January 1, 2010. The pro forma balance sheet as of February 28, 2010 gives effect to the asset sale as if it were completed on the effective date of January 1, 2010.

The pro forma financial statements have been derived from the historical financial statements of Mainland Resources. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the pro forma financial statements. Since the pro forma financial statements have been prepared based upon preliminary estimates, the final amounts recorded at the date of the closing of the asset sale and any final adjustments may differ materially from the information presented. These estimates are subject to change pending further review of the assets sold and any assets or liabilities assumed by the purchaser.

Estimated costs, including repayment of debt owed to Guggenheim, have been included in the pro forma income statement and balance sheet.

Note 2.       Sale of Oil and Gas Properties

Subsequent to the year ended February 28, 2010, on April 22, 2010, the Company closed the sale of its Haynesville Shale assets in East Holly Field, DeSoto Parish, Louisiana. The assets were sold to Exco Operating Company, LP. a wholly owned subsidiary of EXCO Resources, for $28,159,604 effective January 1, 2010. The Company has sold its 40% working interest in all rights deeper than the base of the Cotton Valley formation (which has been defined to be 100 feet below the stratigraphic equivalent of the Cotton Valley formation and includes all of the Company's producing wells as described above) in the East Holly Field. The Company continues to own a 100% interest in all rights above this depth and specifically, in the Cotton Valley, Hosston and Upper Bossier sections.

As the asset sale had not closed as of the year ended February 28, 2010, the audited financial statements for the year ended February 28, 2010 reflected the transaction as Assets and Liabilities Held for Sale (refer to Notes 3, 5 and 9 of the audited financial statements).

Note 5 of the audited financial statements for the year ended February 28, 2010 outlined the use of proceeds from the asset sale. The Company used part of the proceeds of the asset sale to Exco to retire its debt to Guggenheim and to re-acquire the overriding royalty interests granted to Guggenheim in the DeSoto Acreage. The assets and liabilities related to this disposal were reclassified as of February 28, 2010 and include the promissory note payable to Guggenheim totalling $10,278,485 being classified as liabilities held for sale and the unamortized deferred financing costs totalling $1,070,941 being classified as assets held for sale (refer to Note 9 of the audited financial statements for the year ended February 28, 2010).

Note 3.        Pro Forma Adjustments

The pro forma adjustments included in the pro forma financial statements are as follows:

(a)       Cash- Proceeds of the asset sale, net of repayment of the debt to Guggenheim and other related closing costs, have been recorded as cash.

(b)       Income taxes -- Adjustment reflects the income tax effect of the pro forma adjustments, which was calculated using a 35% rate, approximating statutory income tax rates.

(c)       Property, Plant and Equipment -- Adjustment reflects the asset sale on the effective date of January 1, 2010

(d)       Debt -- In connection with the financing agreement with Guggenheim, Mainland Resources must repay the entire debt outstanding from the proceeds of the asset sale.